Exhibit 99.1

J.Jill, Inc. Reaffirms Fourth Quarter and Full Year 2023 Guidance

Ahead of the 26th Annual ICR Conference

QUINCY, Mass. – January 8, 2024—J.Jill, Inc. (NYSE:JILL) today reaffirmed its fourth quarter and full year 2023 guidance in advance of its presentation and investor meetings at the 26th Annual ICR Conference.

For the fourth quarter of fiscal 2023, the Company continues to expect revenues to be approximately flat compared to the fourth quarter of fiscal 2022, and for Adjusted EBITDA* to be in the range of $11.0 million and $13.0 million.

For fiscal 2023, the Company continues to expect Adjusted EBITDA* dollars to be down in the low-single digits compared to fiscal 2022.

The fourth quarter and full year Fiscal 2023 Adjusted EBITDA* outlook includes approximately $2.0 million of benefit from the 53rd week in fiscal 2023.

The Company is scheduled to present at the 26th Annual ICR Conference, held at the Grande Lakes Orlando in Orlando, FL, today, Monday, January 8, 2024 at 11:30 a.m. Eastern Time. The audio portion of the presentation will be webcast live over the Internet and can be accessed, along with the corresponding slide presentation, on the Company’s Investor Relation website, http://investors.jjill.com/Investors-Relations/News-Events/events. An online archive will be available on that site following the presentation.

About J.Jill, Inc.

J.Jill is a national lifestyle brand that provides apparel, footwear and accessories designed to help its customers move through a full life with ease. The brand represents an easy, thoughtful, and inspired style that celebrates the totality of all women and designs its products with its core brand ethos in mind: keep it simple and make it matter. J.Jill offers a high touch customer experience through over 200 stores nationwide and a robust ecommerce platform. J.Jill is headquartered outside Boston. For more information, please visit www.jjill.com or http://investors.jjill.com. The information included on our websites is not incorporated by reference herein.

Non-GAAP Financial Measures

*

The Company has not provided a reconciliation of Adjusted EBITDA outlook for the fourth quarter and full year of fiscal 2023 to GAAP net income, the most directly comparable GAAP financial measure due to the inherent difficulty, without unreasonable efforts, to predict with reasonable certainty the amount or timing of non-GAAP adjustments that are used to calculate Adjusted EBITDA, including but not limited to: (a) tax-related items, (b) lease expenses for retail stores given ongoing negotiations, and (c) other non-recurring items not indicative of ongoing operating performance. These adjustments are uncertain, depend on various factors that are beyond our control and could have a material impact on net income for the fourth quarter of fiscal 2023.

To supplement our unaudited consolidated financial statements presented in accordance with generally accepted accounting principles (“GAAP”), we use the following non-GAAP measures of financial performance:

•

Adjusted EBITDA, which represents net income (loss) plus interest expense, provision (benefit) for income taxes, depreciation and amortization, equity-based compensation expense, impairments of goodwill, intangible assets and other long-lived assets, fair value adjustments of warrants and derivatives and other non-recurring expenses and one-time items. We present Adjusted EBITDA on a consolidated basis because management uses it as a supplemental measure in assessing our operating performance, and we believe that it is helpful to investors, securities analysts and other interested parties as a measure of our comparative operating performance from period to period. We also use Adjusted EBITDA as one of the primary methods for planning and forecasting overall expected performance of our business and for evaluating on a quarterly and annual basis actual results against such expectations. Further, we recognize Adjusted EBITDA as a commonly used measure in determining business value and as such, use it internally to report results.

While we believe that Adjusted EBITDA is useful in evaluating our business, it is a non-GAAP financial measure that has limitations as an analytical tool. Adjusted EBITDA should not be considered an alternative to, or substitute for, net income (loss) or EPS, which are calculated in accordance with GAAP. In addition, other companies, including companies in our industry, may calculate Adjusted EBITDA differently or not at all, which reduces the usefulness of such non-GAAP financial measures as a tool for comparison.

Forward-Looking Statements

This press release contains, and oral statements made from time to time by our representatives may contain, “forward-looking statements” within the meaning of Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this press release, including statements regarding our strategy, future operations, future financial position, future revenue, projected costs, prospects, plans, objectives of management, expected market growth and any activities, events or developments that we intend, expect or believe may occur in the future are forward-looking statements. Such statements are often identified by words such as “could,” “may,” “might,” “will,” “likely,” “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “continues,” “projects,” “goal,” “target” (although not all forward-looking statements contain these identifying words) and similar references to future periods, or by the inclusion of forecasts or projections.

Forward-looking statements are based on our current expectations and assumptions regarding capital market conditions, our business, the economy and other future conditions and are not guarantees of future performance. Because forward-looking statements relate to the future, by their nature, they are inherently subject to a number of risks, uncertainties, potentially inaccurate assumptions and changes in circumstances that are difficult to predict. As a result, our actual results may differ materially from those contemplated by the forward-looking statements. Important factors that could cause actual results to differ materially from those in any forward-looking statements include regional, national or global political, economic, business, competitive, market and regulatory conditions, including risks regarding: (1) our sensitivity to changes in economic conditions and discretionary consumer spending; (2) the material adverse impact of pandemics or other health crises on our operations, business and financial results; (3) our ability to anticipate and respond to changing customer preferences, shifts in fashion and industry trends in a timely manner; (4) our ability to maintain our brand image, engage new and existing customers and gain market share; (5) the impact of operating in a highly competitive industry with increased competition; (6) our ability to successfully optimize our omnichannel operations, including our ability to enhance our marketing efforts and successfully realize the benefits from our investments in new technology, for example our recently implemented point-of-sale system and the forthcoming upgrade to our order management system; (7) our ability to use effective marketing strategies and increase existing and new customer traffic; (8) any interruptions in our foreign sourcing operations and the relationships with our suppliers and agents; (9) any increases in the demand for, or the price of, raw materials used to manufacture our merchandise and other fluctuations in sourcing and distribution costs; (10) any material damage or interruptions to our information systems; (11) our ability to protect our trademarks and other intellectual property rights; (12) our indebtedness restricting our operational and financial flexibility; (13) our ability to manage our inventory levels, size assortments and merchandise mix; (14) our status as a controlled company; and (15) other factors that may be described in our filings with the Securities and Exchange Commission (the “SEC”), including the factors set forth under “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended January 28, 2023. Under the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, we have identified these important factors that, individually or in the aggregate, could cause actual results and outcomes, including with respect to our ability to achieve our strategy and other goals and future plans in this press release or in our oral statements, to differ materially from those contained in, or implied by, any forward-looking statements we make. You should understand that it is not possible to predict or identify all factors and risks. Consequently, you should not consider the foregoing list to be complete. You are encouraged to read our filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. We caution investors, potential investors and others not to place considerable reliance on the forward-looking statements in this press release and in the oral statements made by our representatives. Any such forward-looking statement speaks only as of the date on which it is made. J.Jill undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Contacts:

Investor Relations:

Caitlin Churchill

ICR, Inc.

investors@jjill.com

203-682-8200

Business and Financial Media:

Ariel Kouvaras

Sloane & Company

akouvaras@sloanepr.com

973-897-6241

Brand Media:

Meredith Schwenk

J.Jill, Inc.

media@jjill.com

617-376-4399